UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2022

Black Bird Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52828	98-0521119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 Yucca Drive, Suite 104, Flower Mound, Texas 75028

(Address of principal executive offices, including zip code)

(833) 223-4204

(Registrant’s telephone number, including area code)

 ___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective May 3, 2022, Black Bird Biotech, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “SPA”) with Talos Victory Fund, LLC, a Delaware limited liability company (“Talos”), pursuant to which the Company agreed to issue to Talos: (1) a 12% Promissory Note (the “Note”), dated May 2, 2022, in the principal amount of $135,000. The Note was funded by Talos on May 3, 2022, with the Company receiving funding of $107,780, net of OID of $13,500, commissions of $9,720 and legal fees of $4,000; and (b) a Warrant (the “Warrant”) to purchase shares of the Company’s common stock. The SPA includes customary representations, warranties and covenants by the Company and customary closing conditions.

The Note matures 12 months after the date of the note on May 4, 2022. The Note is convertible into shares of the Company’s common stock at any time at a conversion price of $.005 per share; provided, however, that Talos may not convert the Note to the extent that such conversion would result in the investor’s beneficial ownership of the Company’s common stock being in excess of 4.99% of the Company’s then-issued and outstanding common stock.

The Warrant entitles Talos to purchase up to 7,593,750 shares of the Company’s common stock at an exercise price of $.008 per share, for a period of five years.

The foregoing descriptions of the SPA, Note and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA, Note and the Warrant, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description of Exhibit
10.1*	Securities Purchase Agreement dated May 2, 2022, between the Company and Talos Victory Fund, LLC
10.2*	Promissory Note dated May 2, 2022, $135,000 principal amount, issued by the Company in favor of Talos Victory Fund, LLC
10.3*	Warrant dated May 2, 2022, issued by the Company to Talos Victory Fund, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)
___________________
*	Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

BLACK BIRD BIOTECH, INC.

Date: May 9, 2022	By:	/s/ Fabian G. Deneault
Fabian G. Deneault
President

3